UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

Strategy Shares

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)

A P R I L  3 0 ,  2 0 2 1

You may elect to receive shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (Unaudited)	April 30, 2021

Management’s Discussion of Fund Performance

Dear Shareholder:

The Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The index consists of securities issued by exchange-traded funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index is comprised of securities issued by other investment companies, HNDL operates as a “fund of funds”.

For the fiscal year ended April 30, 2021, HNDL generated a total return of 15.74% at net asset value and 15.86% at market value. During this same period, the Fund’s underlying index, the Nasdaq 7HANDL™ Index, returned 17.35%; the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.27%. The Fund generally follows its index, which has the goal, but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a seven percent (7.0%) annual distribution rate. The Fund’s total return performance exceeded our expectations for the fiscal year ended April 30, 2021. The five best performing holdings were Invesco QQQ Trust Series 1 ETF (Ticker: QQQ, Category: US Equity), Vanguard Total Stock Market ETF (Ticker: VTI, Category: US Equity), iShares Core S&P Total US Stock Market ETF (Ticker: ITOT, Category: US Equity), Vanguard S&P 500 ETF (Ticker: VOO, Category: US Equity) and Global X MLP ETF (Ticker: MLPA, Category: US Alternatives). The five weakest performing holdings were iShares MBS ETF (Ticker: MBB, Category: US Fixed Income), iShares Core US Aggregate Bond ETF (Ticker: AGG, Category: US Fixed Income), SPDR Portfolio Aggregate Bond ETF (Ticker: SPAB, Category: US Fixed Income), Vanguard Total Bond Market ETF (Ticker: BND, Category: US Fixed Income) and Schwab U.S. Aggregate Bond ETF (Ticker: SCHZ, Category: US Fixed Income).

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, HNDL has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s calculation. For the fiscal year ended April 30, 2021, HNDL paid out total distributions of $ 1.74 per share between May 2020 and April 2021, during which period the average NAV on the distribution calculation date was $24.79.

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller
Portfolio Manager
Nasdaq 7HANDL™ Index ETF

7HANDL investment risk. Investment in a fund of funds is subject to the risks and expenses of the underlying funds. Diversification and asset allocation may not protect against market risk or loss of principal. Certain sectors and markets perform exceptionally well based on current market conditions and the Nasdaq 7HANDL™ Index ETF can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated. The use of leverage can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the fund to have higher expenses than those of funds that do not use such techniques. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks - Principal Investment Strategies - Distribution Policy and Goals” section in the Fund’s Prospectus.

ETF risk. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, ate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). An investor cannot invest directly in an index.

Annual Shareholder Report | 1

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 7HANDL™ Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index.

Fund Performance (as of 4/30/21)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Net Asset Value)(c)	15.74%	7.54%	1.62%	1.17%
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Market Value)(d)	15.86%	7.56%	1.62%	1.17%
Nasdaq 7HANDL™ Index	17.35%	9.10%	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	-0.27%	4.16%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 7HANDL™ Index ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2020. However, the Advisor has agreed to contractual waivers in effect through August 31, 2021 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2021 can be found in the Financial Highlights.

(b)	Commencement of operations: January 16, 2018.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

2 | Annual Shareholder Report

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (Unaudited)	April 30, 2021

Management’s Discussion of Fund Performance

Dear Shareholder:

The Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Index generally consists of exchange traded funds (ETFs) that track regional equity indices representative of U.S. equities, developed international equities and emerging market equities, as well as ETFs that track U.S. Treasury market indices. Because the Index is comprised of securities issued by other investment companies, ROMO operates as a “fund of funds”.

For the fiscal year ended April 30, 2021, ROMO generated a total return of 27.91% at net asset value and 27.64% at market value. During this same period, the Fund’s underlying index, the Newfound/ReSolve Robust Equity Momentum Index, returned 30.29% and the Fund’s benchmark, the S&P Target Risk Growth Index, returned 27.86%. The Fund’s exposure to US and international equity ETFs were the primary sources of positive performance. The positive trend in the equity markets for most of the trailing year positioned the Fund with a heavier allocation to equity ETFs and limited the Fund’s allocations to fixed income ETFs. The best performing holdings were iShares Core S&P 500 ETF (Ticker: IVV, Category: US Equity), iShares Core MSCI EAFE ETF (Ticker: IEFA, Category: International Equity) and iShares Core MSCI Emerging Markets ETF (Ticker: IEMG, Category: International Equity). The worst performing holdings were iShares 1-3 Year Treasury Bond ETF (Ticker: SHY, Category: US Fixed Income) and iShares 7-10 Year Treasury Bond ETF (Ticker: IEF, Category: US Fixed Income).

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller & Charles Ashley
Co-Portfolio Managers
Strategy Shares Newfound/ReSolve Robust Momentum ETF

There are risks involved with investing, including possible loss of principal. Investment in a fund of funds is subject to the risks and expenses of the underlying funds. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

The Fund will concentrate its investments in securities of a particular industry and/or geographic region to the extent the Index does. This may cause the Fund’s net asset value or market price to fluctuate more than that of the Fund that does not concentrate in a particular industry or geographic region.

Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. Shares are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns.

Annual Shareholder Report | 3

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (Unaudited) (Continued)

Investment Objective

Strategy Shares Newfound/ReSolve Robust Momentum ETF seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index.

Fund Performance (as of 4/30/21)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Net Asset Value)(c)	27.91%	6.73%	1.66%	0.85%
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Market Value)(d)	27.64%	6.68%	1.66%	0.85%
Newfound/ReSolve Robust Equity Momentum Index	30.29%	6.45%	N/A	N/A
S&P Target Risk Growth Index(e)	27.86%	13.85%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Newfound/ReSolve Robust Momentum ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2020. However, the Advisor has agreed to contractual waivers in effect through August 31, 2021 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2021 can be found in the Financial Highlights.

(b)	Commencement of operations: November 1, 2019.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk. An investor cannot invest directly in an index.

4 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2021

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2020 and held through the period ended April 30, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual	Hypothetical	Annualized
	Account	Account	Ending	Expenses	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Paid During	Ratio During
Fund	11/1/20	4/30/21	4/30/21(1)	the Period(2)	the Period(1)(3)	the Period
Strategy Shares Nasdaq 7HANDL™ Index ETF	$1,000.00	$1,083.60	$1,020.08	$4.91	$4.76	0.95%
Strategy Shares Newfound/ReSolve Robust Momentum ETF	1,000.00	1,256.40	1,021.08	4.20	3.76	0.75%

(1)	Represents the hypothetical 5% annual return before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

(3)	Expenses are equal to the average hypothetical account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Annual Shareholder Report | 5

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)	April 30, 2021

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 88.1%
183,231	Fidelity MSCI Utilities Index ETF	$7,899,088
805,005	Global X MLP ETF	28,440,827
1,394,603	Global X Nasdaq 100 Covered Call ETF	31,490,136
1,254,644	Global X U.S. Preferred ETF	32,294,537
305,426	Hartford Total Return Bond ETF	12,378,916
94,862	Invesco QQQ Trust	32,062,407
135,433	Invesco Taxable Municipal Bond ETF	4,397,510
109,713	iShares Core S&P Total U.S. Stock Market ETF	10,564,265
411,913	iShares Core U.S. Aggregate Bond ETF	47,159,919
113,019	iShares MBS ETF	12,303,248
868,828	Schwab U.S. Aggregate Bond ETF	47,151,296
163,103	Schwab U.S. REIT ETF	7,240,142
3	SPDR Portfolio Aggregate Bond ETF	89
43,911	Vanguard Dividend Appreciation ETF	6,718,822
256,718	Vanguard Intermediate-Term Corporate Bond ETF	24,085,283
27,691	Vanguard S&P 500 ETF	10,621,437
553,727	Vanguard Total Bond Market ETF	47,210,763
48,383	Vanguard Total Stock Market ETF	10,503,949
104,199	WisdomTree 90/60 U.S. Balanced Fund	4,081,475
838,467	Xtrackers USD High Yield Corporate Bond ETF	33,647,681
Total Exchange-Traded Funds (Cost $401,859,350)		$410,251,790
Total Investments — 88.1% (Cost $401,859,350)		$410,251,790
Other Assets less Liabilities — 11.9%		55,472,214

Net Assets — 100.0%		$465,724,004

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreement

							Value and
							Unrealized
Pay/	Financing			Payment	Expiration	Notional	Appreciation/
Receive	Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Pay	Fed Funds Effective Rate(a) + 85 bps	Nasdaq 7HANDL™ Index	BNP Paribas SA	Monthly	1/11/22	$193,140,757	$1,747,679

(a)	The Fed Funds Effective Rate at April 30, 2021 was 0.05%.

SA — Societe Anonyme (French public limited company)

The derivative instruments outstanding as of April 30, 2021, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	April 30, 2021

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 99.8%
999	iShares 1-3 Year Treasury Bond ETF	$86,194
34,625	iShares Core MSCI EAFE ETF	2,572,984
94,458	iShares Core S&P 500 ETF	39,566,567
Total Exchange-Traded Funds (Cost $37,805,049)		$42,225,745
Total Investments — 99.8% (Cost $37,805,049)		$42,225,745
Other Assets less Liabilities — 0.2%		95,388

Net Assets — 100.0%		$42,321,133

ETF — Exchange-Traded Fund

MSCI EAFE — MSCI Europe, Australasia and Far East

S&P — Standard and Poor’s

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Statements of Assets and Liabilities	April 30, 2021

		Strategy Shares
	Strategy Shares	Newfound/ReSolve
	Nasdaq 7HANDL™	Robust Momentum
	Index ETF (HNDL)	ETF (ROMO)
Assets:
Investments, at value (Cost $401,859,350 and $37,805,049)	$410,251,790	$42,225,745
Cash and Cash Equivalents	53,435,667	132,983
Dividends and interest receivable	22,877	—
Receivable for capital shares issued	5,058,665	—
Unrealized appreciation on swap agreement	1,747,679	—
Prepaid expenses	15,927	5,142
Total Assets	470,532,605	42,363,870
Liabilities:
Payable for investments purchased	4,446,241	—
Accrued expenses:
Advisory	247,256	12,831
Administration	13,243	2,085
Administrative support	9,893	2,500
Trustee	1,999	1,999
Custodian	1,157	262
Fund accounting	27	3
Other fees	88,785	23,057
Total Liabilities	4,808,601	42,737
Net Assets	$465,724,004	$42,321,133
Net Assets consist of:
Paid in Capital	$461,500,198	$38,100,028
Total Distributable Earnings / (Loss)	4,223,806	4,221,105
Net Assets	$465,724,004	$42,321,133

Net Assets:	$465,724,004	$42,321,133
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	18,450,000	1,550,000
Net Asset Value (offering and redemption price per share):	$25.24	$27.30

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

Statements of Operations	For the year ended April 30, 2021

		Strategy Shares
	Strategy Shares	Newfound/ReSolve
	Nasdaq 7HANDL™	Robust Momentum
	Index ETF (HNDL)	ETF (ROMO)
Investment Income:
Dividend income	$3,839,507	$589,548
Interest income	157	1
Total Investment Income	3,839,664	589,549
Expenses:
Advisory	825,159	176,885
Administration	73,411	18,754
Administrative support	51,152	30,000
Fund accounting	325	79
Custodian	7,939	2,639
Trustee	11,701	11,701
Compliance services	14,988	12,831
Legal and audit	30,352	34,441
Printing	63,440	8,483
Other fees	139,054	29,964
Recoupment of prior expenses reduced by the Advisor	101,290	—
Total Expenses before fee reductions	1,318,811	325,777
Expenses contractually waived or reimbursed by the Advisor	—	(54,116)
Total Net Expenses	1,318,811	271,661
Net Investment Income	2,520,853	317,888
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(1,397,721)	3,421,264
Net realized gains from in-kind transactions	607,134	1,462,631
Net realized gains from swap agreements	3,335,340	—
Change in unrealized appreciation on investments	7,920,364	4,197,856
Change in unrealized appreciation on swaps	1,383,438	—
Net Realized and Unrealized Gains (Losses)	11,848,555	9,081,751
Change in Net Assets Resulting From Operations	$14,369,408	$9,399,639

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Statements of Changes in Net Assets

	Strategy Shares Nasdaq 7HANDL™		Strategy Shares Newfound/ReSolve
	Index ETF (HNDL)		Robust Momentum ETF (ROMO)
				For the period
				November 1, 2019(a)
	Year Ended	Year Ended	Year Ended	through
	April 30, 2021	April 30, 2020	April 30, 2021	April 30, 2020
From Investment Activities:
Operations:
Net investment income	$2,520,853	$491,483	$317,888	$56,874
Net realized gains (losses) from investment and in-kind transactions and swap agreements	2,544,753	(258,560)	4,883,895	(3,593,132)
Change in unrealized appreciation/depreciation on investments and swaps	9,303,802	435,895	4,197,856	222,840
Change in net assets resulting from operations	14,369,408	668,818	9,399,639	(3,313,418)
Distributions to Shareholders From:
Net investment income	(9,583,229)	(1,175,786)	(381,434)	(41,764)
Return of Capital	—	(231,430)	(6,072)	—
Change in net assets from distributions	(9,583,229)	(1,407,216)	(387,506)	(41,764)
Capital Transactions:
Proceeds from shares issued	447,792,753	13,238,535	27,101,100	25,599,610
Cost of shares redeemed	(6,745,765)	(5,051,536)	(14,264,194)	(1,772,334)
Change in net assets from capital transactions	441,046,988	8,186,999	12,836,906	23,827,276
Change in net assets	445,833,167	7,448,601	21,849,039	20,472,094
Net Assets:
Beginning of period	19,890,837	12,442,236	20,472,094	—
End of period	$465,724,004	$19,890,837	$42,321,133	$20,472,094
Share Transactions:
Issued	17,875,000	550,000	1,200,000	1,025,000
Redeemed	(275,000)	(225,000)	(600,000)	(75,000)
Change in shares	17,600,000	325,000	600,000	950,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

Financial Highlights	Strategy Shares

	Net Asset Value, beginning of period	Net investment income(a)		Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Distributions from Return of Capital		Total distributions	Net Asset Value, end of period	Total return at NAV(a)(b)	Total return at market(a)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(a)(f)
Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)
Year Ended April 30, 2021	$23.40	0.45	(g)	3.13	3.58	(1.74)	—		(1.74)	$25.24	15.74%	15.86%	0.95%	0.95%	1.82%	$465,724	68%
Year Ended April 30, 2020	$23.70	0.59	(g)	0.79	1.38	(1.40)	(0.28)		(1.68)	$23.40	5.98%	5.71%	0.95%	1.40%	2.47%	$19,891	83%
Year Ended April 30, 2019	$23.84	0.56	(g)	0.95	1.51	(0.92)	(0.73)		(1.65)	$23.70	6.65%	6.68%	0.95%	2.30%	2.41%	$12,442	118%
January 16, 2018(h) through April 30, 2018	$25.00	0.13		(0.87)	(0.74)	—	(0.42)		(0.42)	$23.84	(2.96)%	(2.76)%	0.95%	6.33%	2.00%	$3,576	18%

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
Year Ended April 30, 2021	$21.55	0.21	(g)	5.78	5.99	(0.24)	(0.00	) (i)	(0.24)	$27.30	27.91%	27.64%	0.75%	0.90%	0.88%	$42,321	309%
November 1, 2019(h) through April 30, 2020	$25.15	0.11	(g)	(3.56)	(3.45)	(0.15)	—		(0.15)	$21.55	(13.82)%	(13.70)%	0.75%	1.56%	0.94%	$20,472	145%

(a)	Not annualized for periods less than one year.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(d)	Annualized for periods less than one year.

(e)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover increased due to change within portfolio holdings during the year.

(g)	Calculated using the average shares method.

(h)	Commencement of operations.

(i)	Amount is less than ($0.005).

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 11

Notes to Financial Statements	April 30, 2021

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series. The accompanying Financial Statements relate to the following series: Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (“Nasdaq 7HANDL™ Index ETF”) and Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (“Newfound/ReSolve Robust Momentum ETF”) (individually referred to as a “Fund,” or collectively as the “Funds”). Each Fund is classified as diversified under the 1940 Act. The Funds are each a passively-managed exchange-traded fund. The investment objective of the Nasdaq 7HANDL™ Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The investment objective of the Newfound/ ReSolve Robust Momentum ETF is to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Nasdaq 7HANDL™ Index ETF commenced operations on January 16, 2018 and the Newfound/ReSolve Robust Momentum ETF commenced operations on November 1, 2019.

Shares of the Nasdaq 7HANDL™ Index ETF are listed and traded on Nasdaq. Shares of the Newfound/ReSolve Robust Momentum ETF are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

12 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The following table provides the fair value measurement as of April 30, 2021.

			Total
Fund	Level 1	Level 2	Investments
Nasdaq 7HANDL™ Index ETF
Exchange-Traded Funds	$410,251,790	$—	$410,251,790
Other Financial Instruments(1)
Total Return Swap Agreement	—	1,747,679	1,747,679
Total Investments	$410,251,790	$1,747,679	$411,999,469

Newfound/ReSolve Robust Momentum ETF
Exchange-Traded Funds	$42,225,745	$—	$42,225,745
Total Investments	$42,225,745	$—	$42,225,745

(1)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

For the fiscal year ended April 30, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Derivative Instruments

Swap Agreements: The Funds may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a

“notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The Funds may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk (i.e., the risk of loss of the net amount), if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. As of April 30, 2021, the Nasdaq 7HANDL™ Index ETF invested in a total return swap. The unrealized gain or loss at April 30, 2021 is disclosed in the Total Return Swap Agreement table found earlier in this report.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Nasdaq 7HANDL™ Index ETF’s Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2021.

	Assets	Liabilities
	Unrealized Appreciation	Unrealized Depreciation
Fund	on Swap Agreement	on Swap Agreement
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	$1,747,679	$—

Annual Shareholder Report | 13

Notes to Financial Statements (Continued)

The following table presents the effect of derivative instruments on the Nasdaq 7HANDL™ Index ETF’s Statement of Operations, categorized by risk exposure, for the fiscal year ended April 30, 2021.

	Net Realized Gains	Change in Unrealized
	from Swap Agreements	Appreciation/Depreciation
	Recognized as a Result	on Swaps Recognized
Fund	from Operations	from Operations
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	$3,335,340	$1,383,438

E. Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Nasdaq 7HANDL™ Index ETF, dividends from net investment income, if any, are declared and paid monthly. For the Newfound/ ReSolve Robust Momentum ETF, dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

The Funds may own shares of real estate investments trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

F. Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund and Variable Insurance Trust, another open-end management investment company managed by Rational Advisors, Inc. (the “Advisor”). Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex.” The Nasdaq 7HANDL™ Index ETF pays 0.60% of the Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor. The Newfound/ReSolve Robust Momentum ETF pays 0.49% of the Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds (exclusive of acquired fund fees and expenses; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, expense incurred in connection with the Funds’ compliance with the liquidity requirements of Rule 22e-4 under the 1940 Act and the Investment Company Reporting Modernization Rules; and non-routine or extraordinary expenses (such as litigation or reorganizational costs)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% for the Nasdaq 7HANDL™ Index ETF and 0.75% for the Newfound/ReSolve Robust Momentum ETF of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2021 for the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment.

As of April 30, 2021, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
Fund	4/30/22	4/30/23	4/30/24	Total
Nasdaq 7HANDL™ Index ETF	$65,677	$90,330	$—	$156,007
Newfound/ReSolve Robust Momentum ETF	—	49,237	54,116	103,353

B. Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which include the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are based on two different Series. The Nasdaq 7HANDL™ Index ETF is in Series 1 and its fees are as follows:

–	0.040% of the first $500 million in aggregate net assets of the Funds in Series 1;

–	0.035% of the aggregate net assets of the Funds in Series 1 in excess of $500 million to $1 billion; and

–	0.020% of the aggregate net assets of the Funds in Series 1 in excess of $1 billion

14 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The asset-based fees are subject to an annual minimum, allocated among the Funds in Series 1, equal to the number of Funds in Series 1 multiplied by $50,000.

The Newfound/ReSolve Robust Momentum ETF is in Series 2 and its fees are as follows:

–	0.030% of the first $1 billion in aggregate net assets of the Funds in Series 2;

–	0.020% of the aggregate net assets of the Funds in Series 2 in excess of $1 billion to $2 billion; and

–	0.010% of the aggregate net assets of the Funds in Series 2 in excess of $2 billion

For the fiscal year ended April 30, 2021, these fees for Newfound/ ReSolve Robust Momentum ETF were subject to a monthly minimum of $1,041.67. The monthly minimum fee will increase by increments of $1,041.67 every six months until it reaches $4,166.67.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, each Fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

–	0.030% of the aggregate net assets from $0 to $1,000,000,000; and

–	0.020% of the aggregate net assets above $1,000,000,000

The asset-based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/ or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D. Custodian Fees

Citibank, N.A. (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions, and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period plus out-of-pocket expenses.

E. Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. The Funds pay MFund a monthly fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F. General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

The Advisor paid all organizational and offering costs of the Funds.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2021 were as follows:

Fund	Purchases	Sales
Nasdaq 7HANDL™ Index ETF	$88,755,872	$95,711,293
Newfound/ReSolve Robust Momentum ETF	108,705,030	108,765,137

Purchases and sales of in-kind transactions for the fiscal year ended April 30, 2021 were as follows:

Fund	Purchases	Sales
Nasdaq 7HANDL™ Index ETF	$398,657,839	$5,996,389
Newfound/ReSolve Robust Momentum ETF	27,016,220	14,224,384

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2021, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fund	Fair Value
Nasdaq 7HANDL™ Index ETF	$398,657,839
Newfound/ReSolve Robust Momentum ETF	27,016,220

Annual Shareholder Report | 15

Notes to Financial Statements (Continued)

(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended April 30, 2021, the Funds did not incur any interest or penalties. The tax year end for the Nasdaq 7HANDL™ Index ETF is December 31 and the tax year end for the Newfound/ReSolve Robust Momentum ETF is April 30.

As of the most recent tax year end, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Nasdaq 7HANDL™ Index ETF	$174,592,634	$4,499,711	$—	$4,499,711
Newfound/ReSolve Robust Momentum ETF	37,825,534	4,400,228	(17)	4,400,211

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the most recent tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Nasdaq 7HANDL™ Index ETF	$3,188,317	$—	$3,188,317	$—	$3,188,317
Newfound/ReSolve Robust Momentum ETF	381,434	—	381,434	6,072	387,506

The tax character of distributions paid during the previous tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Nasdaq 7HANDL™ Index ETF	$874,876	$—	$874,876	$231,430	$1,106,306
Newfound/ReSolve Robust Momentum ETF	41,764	—	41,764	—	41,764

As of the most recent tax year end, the components of distributed earnings/(loss) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Distributed	Capital and	Appreciation/	Distributed
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings/(Loss)
Nasdaq 7HANDL™ Index ETF	$81,760	$—	$81,760	$(333,218)	$4,499,711	$4,428,253
Newfound/ReSolve Robust Momentum ETF	—	—	—	(179,106)	4,400,211	4,221,105

Permanent Tax Differences:

As of the most recent tax year end, the following reclassifications relating primarily to redemptions in-kind have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Total Distributable	Paid in
Fund	Earnings / (Loss)	Capital
Nasdaq 7HANDL™ Index ETF	$(160,548)	$160,548
Newfound/ReSolve Robust Momentum ETF	(1,402,881)	1,402,881

16 | Annual Shareholder Report

Notes to Financial Statements (Continued)

Under current tax law, certain ordinary losses arising after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund’s deferred losses are as follows:

Late Year Ordinary
Fund	Loss Deferrals
Newfound/ReSolve Robust Momentum ETF	$45,003

As of the most recent tax year end, Newfound/ReSolve Robust Momentum ETF utilized capital loss carryforwards (“CLCF”) of $ 3,450,015 to offset capital gains. The Funds have a net CLCF as summarized in the table below. This CLCF is not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Nasdaq 7HANDL™ Index ETF	$333,218	$—	$333,218
Newfound/ReSolve Robust Momentum ETF	134,103	—	134,103

(7)	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Underlying Fund Risk

The ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2021, 93.49% of the Newfound/Resolve Robust Momentum ETF’s net assets were invested in iShares Core S&P 500 ETF. The financial statements of iShares Core S&P 500 ETF, including its portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Newfound/Resolve Robust Momentum ETF’s financial statements.

(8)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2021.

Annual Shareholder Report | 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategy Shares Nasdaq 7 HANDL™ Index ETF and Strategy Shares Newfound/ReSolve Robust Momentum ETF and Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Strategy Shares, as of April 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Strategy Shares Nasdaq 7 HANDL™ Index ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, and 2019 and for the period from January 16, 2018 (commencement of operations) through April 30, 2018
Strategy Shares Newfound/ ReSolve Robust Momentum ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and for the period from November 1, 2019 (commencement of operations) through April 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 25, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

18 | Annual Shareholder Report

Additional Information

Additional Federal Income Tax Information (Unaudited)

As of the most recent tax year end, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received
Fund	Deduction
Newfound/ReSolve Robust Momentum ETF	56.28%

As of the most recent tax year end, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

As of the most recent tax year end, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Nasdaq 7HANDL™ Index ETF	2.88%
Newfound/ReSolve Robust Momentum ETF	96.04%

As of the most recent tax year end, the Newfound/ReSolve Robust Momentum ETF designated 11.07% as interest-related dividends for certain non-U.S. resident investors.

The Newfound/Resolve Robust Momentum ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on April 30, 2021 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Newfound/ReSolve Robust Momentum ETF	$0.13	$0.01

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

Premium/Discount Information (Unaudited)

The Funds’ website at www.strategysharesetfs.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Annual Shareholder Report | 19

Additional Information (Continued)

Consideration and Renewal of Management Agreement between Strategy Shares and Rational Advisors, Inc. with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited)

In connection with a regular telephonic meeting held on December 11, 2020, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF (the “Fund”), a series of the Trust (the “Management Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Board also considered the information presented at Board meetings throughout the year.

Nature and Extent of Services. The Board reviewed the services provided by the team of professionals at Rational. The Board reviewed information concerning Rational’s resources, personnel, business operations, and culture of compliance. The Board reviewed Rational’s Form ADV as of March 30, 2020 and the firm’s balance sheet as of September 30, 2020. The Board noted that there were no new compliance or regulatory issues. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Fund by Rational were acceptable.

Performance. The Board compared the returns of the Fund to those of its peer group, Morningstar category, and benchmarks for the year ended September 30, 2020 and the period from the Fund’s inception on January 16, 2018 through September 30, 2020. The Board considered that the Fund’s assets as of September 30, 2020 had grown to $55.4 million, an increase from the $20.5 million in assets as of September 30, 2020. The Board noted that the Fund had outperformed the Morningstar Allocation 30-50% Equity ETF category, peer group, and Bloomberg Barclays US Aggregate Bond Index for the 1-yeЀr and since inception periods, and underperformed the benchmark Nasdaq 7HANDL™ Index for the same periods. The Board considered Rational’s view that the Fund’s returns were in line with those of the Nasdaq 7HANDL™ Index before fees and expenses and that the Fund had made regular distributions at an annual rate of 7%. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board compared the Fund’s management fees and net expenses to those of its peer group and Morningstar category. The Board considered that Rational’s management fee for the Fund was higher than the average management fees, but within the range of management fees, of its peer group and the Morningstar Allocation 30-50% Equity ETF category. The Board considered Rational’s view that the Fund’s management fees reflected the specialized nature of the Fund’s principal strategies, which include entering into swap contracts to track the Nasdaq 7HANDL™ Index. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the Fund’s net expense ratio was higher than the average expense ratios of the peer group and Morningstar Allocation 30-50% Equity ETF category, within the range of expense ratios of the peer group, but equal to the highest expense ratio of the Morningstar category. After further discussion, the Board concluded that the Fund’s net expenses were within a reasonable range of the peer group.

Profitability. The Board reviewed a report from Rational analyzing the firm’s profitability with respect to its relationship with the Fund. The Board concluded that the level of Rational’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits that Rational and its affiliates received from their relationship with the Fund and the Trust.

20 | Annual Shareholder Report

Additional Information (Continued)

Economies of Scale. The Board considered whether Rational was sharing economies of scale with the Fund. The Board considered Rational’s view that the Fund would begin to benefit from economies of scale when it reached approximately $75-100 million in net assets. The Board noted that the Management Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. The Board determined, after further discussion, that economies of scale had not been reached and agreed that the matter of economies of scale would be revisited as the Fund’s assets increased.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board. Having, requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interest of the Fund and its shareholders.

Annual Shareholder Report | 21

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about the Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Unless otherwise noted, each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by Rational Advisors, Inc. (“Rational”), and AlphaCentric Prime Meridian Income Fund, a closed-end investment company managed by AlphaCentric Advisors, LLC, an affiliate of Rational. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund, and the TCG Financial Series Trusts I-X comprise the “Fund Complex” as of April 30, 2021.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm) since 1999; Managing member, Bear Properties, LLC (real estate firm) since 2006; Managing member, PTL Real Estate, LLC (real estate/ investment firm), 2000 – 2019.	61	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust since 2016; Lead independent Trustee and Chairman of Audit Committee, Mutual Fund Series Trust since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust since 2010; Trustee, M3Sixty Funds since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committe	Trustee and Chair of Audit, Risk and Compliance Committees since 2016 Chair of Investment Committee since November 2020	Attorney, private practice since 2011	19	Chair of the Audit and Risk and Compliance Committees and Trustee since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit Committee since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA since 2015; Governance analyst, Santander Bank, 2011 – 2015.	19	Trustee, Mutual Fund and Variable Insurance Trust since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

22 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1962	President and Chief Executive Officer	Since 2016	President, Rational Advisors, Inc. since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC since 2006; Member, AlphaCentric Advisors LLC since 2014; Managing Member, MFund Distributors LLC since 2012; Managing Member, MFund Services LLC since 2012; CEO, Catalyst Capital International, LLC since 2017; CEO, Catalyst International Advisors LLC since 2019; CEO, Insights Media LLC since 2019; CEO, MFund Management LLC since 2019. President, Cross Sound LLC. 2011 – 2016; President, USA Mutuals, Inc., 2011 – 2016.
James Szilagyi Year of Birth: 1963	Treasurer	Since 2016	Product Manager, Catalyst Capital Advisors LLC since 2015.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.
Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 2018	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016 – 2018.

*	Officers do not receive any compensation from the Trust

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 23

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.strategysharesetfs.com by selecting Form N-PORT.

Rational Advisors, Inc. is the investment advisor of the Funds. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Strategy Shares Nasdaq 7HANDL™	Strategy Shares Newfound/ReSolve
Index ETF (HNDL)	Robust Momentum ETF (ROMO)
Cusip 86280R506	Cusip 86280R886

Strategy Shares Shareholder Services: 1-855-477-3837

Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)

A P R I L 3 0 , 2 0 2 1

You may elect to receive all shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited)	April 30, 2021

Management’s Discussion of Fund Performance

Dear Shareholder:

The Day Hagan/Ned Davis Research Smart Sector® ETF (Ticker: SSUS) (the “Fund” or “SSUS”) was launched on January 16, 2020. From inception through the fiscal period ended April 30, 2021, the Fund generated a total return of 29.84% at net asset value and 29.76% at market value (based on the $25.00 initial offering price). For the same period, the S&P 500® Total Return Index (the “S&P 500 TR Index”), increased 21.80%.

For the fiscal year ending April 30, 2021, the Fund generated a total return of 48.02% at net asset value and 47.19% at market value. For the same period, the S&P 500 TR Index was up 45.98%. SSUS performance, based on the Fund’s market value, outperformed the S&P 500 TR Index by 121 basis points.

The NDR U.S. Stock Market Model Composite defines the Fund’s overall equity allocation target. The model reading represents the net percentage of indicators that are bullish. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level of factors the stock market faces. Under normal market conditions, the Fund intends to invest predominantly in ETFs but will reduce its exposure by as much as 50% of its assets during times that the model deems the market to have a low reward-to-risk ratio from a historical perspective. During these times, the Fund may hold up to 50% of its assets in cash and cash equivalents, including U.S. Treasury securities and money market funds, or utilize derivative securities designed to effectively reduce, or hedge, the Fund’s overall equity exposure.

When the NDR U.S. Stock Market Model Composite returns to a buy signal, the Fund’s overall equity exposure is increased to a fully invested position.

From May 1, 2020, through May 14, 2020, the Fund’s risk management model, the NDR U.S. Stock Market Model Composite, was on a sell signal. On May 14, 2020, the model returned to a buy signal and remained on a buy as of April 30, 2021.

The Fund utilizes the NDR U.S. Sector Model (the, “NDR Model”) to determine its allocation to each sector. The NDR Model combines sector-specific price- based, economic, fundamental, and behavioral indicators to form a composite for each sector. By combining multiple and diverse indicators, which historically have been shown to add value in sector allocation decisions, the NDR Model seeks to objectively assess the weight of the evidence and generate sector allocation recommendations.

As of April 30, 2020, with the NDR U.S. Stock Market Model Composite on a sell signal, the sector weightings were real estate (0.45%), utilities (0.45%), consumer staples (5.5%), information technology (13.67%), healthcare (6.47%), financials (5.15%), energy (0.40%), consumer discretionary (7.15%), materials (0.24%), industrials (3.00%), communications services (7.77%), and cash equivalents of 49.71%.

As of the close May 15, 2020, in response to the NDR U.S. Stock Market Model Composite returning to a buy signal, the sector weightings were increased. At the close, the weightings were real estate (1.42%), utilities (1.16%), consumer staples (7.27%), information technology (23.87%), healthcare (16.77%), financials (8.74%), energy (3.08%), consumer discretionary (14.99%), materials (2.86%), industrials (6.74%), communications services (11.98%), and cash equivalents of 1.11%.

Entering 2021, the Fund was overweight the information technology and materials sectors, relative to the S&P 500 Index. With regard to the information technology sector, technology related business and consumer spending trends had been strong in 2020 and had helped the sector outperform for most of the calendar year. Technology related business spending, for example, was up 7.0% in Q3 2020 while non-technology spending was down 9.2%. On the consumer discretionary side, televisions, computers, and software categories all saw spending rise by over 60% in Q3 2020 (annualized quarterly percentage changes). The question for information technology was whether investors would begin to rotate into beaten-down sectors when capex spending broadened out to other parts of the economy. At that point, based on technical improvements, the NDR Model confirmed that investors were gravitating back to technology after a bout of relative weakness. The overweight allocation in information technology throughout the calendar year was positive for Fund performance.

Annual Shareholder Report | 1

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

The materials sector’s internal and external composite models were also positive at the start of 2021. The sector has historically been positively correlated with emerging market trends, which were positive based on the NDR Model’s indicator. Additionally, the materials sector had the highest 2020 earnings revision ratio compared to all other sectors. Furthermore, the median earnings and sales yields showed attractive valuations. The overweight allocation in materials was positive for Fund performance.

The underweight sectors relative to the S&P 500 Index at the beginning of 2021 were energy, healthcare, and utilities.

Moving into April 2021, the NDR Model evaluated the information technology and financials sectors as bullish, the communication services, consumer discretionary, energy, industrials, materials, real estate, and utilities sectors as neutral, and the consumer staples and healthcare sectors as bearish.

During the Fund’s fiscal year, from a macro perspective, significant events impacted the financial markets. Among them, the U.S. endured contentious election campaigns, the world reeled from a global pandemic, global economic activity stalled, and the levels of uncertainty were exceedingly high on many fronts. Yet, following the NDR U.S. Stock Market Model Composite’s return to a buy signal on May 14, 2020, the NDR Model remained correctly bullish throughout. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the NDR Model identified the potential risk level of factors the stock market was facing and determined that following the bear market of 2020, potential rewards outweighed potential risks.

Sincerely,

Donald L. Hagan, CFA
Portfolio Manager
Day Hagan/Ned Davis Research Smart Sector ETF

The S&P 500® Total Return Index is an unmanaged, capitalization weighted index of stocks representing U.S. domestic broad market performance.

Basis Points are a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Day Hagan/Ned Davis Research Smart Sector® ETF is distributed by Foreside Fund Services, LLC.

2 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector ETF seeks long-term capital appreciation and preservation of capital.

Fund Performance (as of 4/30/21)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Net Asset Value)(c)	48.02%	23.50%	0.79%	0.79%
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Market Value)(d)	47.19%	23.44%	0.79%	0.79%
S&P 500 Index(e)	45.98%	21.80%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. . The performance above reflects any fee reductions during the applicable periods. . If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds.com

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratio as reported in the Fund’s Prospectus dated September 1, 2020. Additional information pertaining to the Fund’s expense ratio as of April 30, 2021 can be found in the Financial Highlights.

(b)	Commencement of operations: January 16, 2020.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 11.2 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 4.6 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization. An investor cannot invest directly in an index.

Annual Shareholder Report | 3

Expense Examples (Unaudited)	April 30, 2021

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2020 and held through the period ended April 30, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual	Hypothetical	Annualized
	Account	Account	Ending	Expenses	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Paid During	Ratio During
Fund	11/1/20	4/30/21	4/30/21(1)	the Period(2)	the Period(1)(3)	the Period
Day Hagan/Ned Davis Research Smart Sector ETF	$1,000.00	$1,279.80	$1,021.42	$3.84	$3.41	0.68%

(1)	Represents the hypothetical 5% annual return before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied, by 181/365 (to reflect the one half year period).

(3)	Expenses are equal to the average hypothetical account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

4 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	April 30, 2021

Portfolio of Investments Summary Table

Percentage of Fair Value

Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 99.3%
365,192	Communication Services Select Sector SPDR Fund ETF	$28,503,236
113,226	Consumer Discretionary Select Sector SPDR Fund ETF	20,258,396
218,093	Consumer Staples Select Sector SPDR Fund ETF	15,174,911
151,501	Energy Select Sector SPDR Fund ETF	7,482,634
829,314	Financial Select Sector SPDR Fund ETF	30,070,926
236,167	Health Care Select Sector SPDR Fund ETF	28,654,142
129,749	Industrial Select Sector SPDR Fund ETF	13,225,316
83,791	Materials Select Sector SPDR Fund ETF	6,958,005
139,374	Real Estate Select Sector SPDR Fund ETF	5,961,026
409,851	Technology Select Sector SPDR Fund ETF	57,256,184
95,156	Utilities Select Sector SPDR Fund ETF	6,348,808
Total Exchange-Traded Funds (Cost $190,892,053)		$219,893,584
Total Investments — 99.3% (Cost $190,892,053)		$219,893,584
Other Assets less Liabilities — 0.7%		1,643,468

Net Assets — 100.0%		$221,537,052

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 5

Statement of Assets and Liabilities	April 30, 2021

Day Hagan/Ned Davis
Research Smart Sector
ETF (SSUS)
Assets:
Investments, at value (Cost $190,892,053)	$219,893,584
Cash and Cash Equivalents	1,762,889
Total Assets	221,656,473
Liabilities:
Accrued expenses:
Advisory	119,421
Total Liabilities	119,421
Net Assets	$221,537,052
Net Assets consist of:
Paid in Capital	$194,565,900
Total Distributable Earnings / (Loss)	26,971,152
Net Assets	$221,537,052

Net Assets:	$221,537,052
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	6,825,000
Net Asset Value (offering and redemption price per share):	$32.46

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

Statement of Operation	For the year ended April 30, 2021

Day Hagan/Ned Davis
Research Smart Sector
ETF (SSUS)
Investment Income:
Dividend income	$1,642,549
Interest income	5
Total Investment Income	1,642,554
Expenses:
Advisory	801,605
Total Net Expenses	801,605
Net Investment Income	840,949
Realized and Unrealized Gains (Losses):
Net realized gains from investment transactions	727,426
Net realized gains from in-kind transactions	14,003,964
Change in unrealized appreciation on investments	29,693,548
Net Realized and Unrealized Gains (Losses)	44,424,938
Change in Net Assets Resulting From Operations	$45,265,887

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Statements of Changes in Net Assets

	Day Hagan/Ned Davis Research
	Smart Sector ETF (SSUS)
		For the period
	Year Ended	January 16, 2020(a)
	April 30, 2021	through April 30, 2020
From Investment Activities:
Operations:
Net investment income	$840,949	$22,236
Net realized gains (losses) from investment and in-kind transactions	14,731,390	(3,465,547)
Change in unrealized appreciation/depreciation on investments	29,693,548	(692,017)
Change in net assets resulting from operations	45,265,887	(4,135,328)
Distributions to Shareholders From:
Net investment income	(684,487)	—
Change in net assets from distributions	(684,487)	—
Capital Transactions:
Proceeds from shares issued	191,689,432	50,413,051
Cost of shares redeemed	(61,011,503)	—
Change in net assets from capital transactions	130,677,929	50,413,051
Change in net assets	175,259,329	46,277,723
Net Assets:
Beginning of period	46,277,723	—
End of period	$221,537,052	$46,277,723
Share Transactions:
Issued	6,850,000	2,100,000
Redeemed	(2,125,000)	—
Change in shares	4,725,000	2,100,000

(a)       Commencement of operations.

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

Financial Highlights

Net
			realized								Ratio of	Ratio of Net	Net
	Net Asset		and		Distributions		Net Asset			Ratio of Net	Gross	Investment	Assets
	Value,	Net	unrealized	Total from	from net		Value,	Total	Total	Expenses to Expenses to		Income to	at end
	beginning	investment	gains	investment	investment	Total	end of	return at	return at	Average	Average	Average	of period	Portfolio
	of period	income(a)	(losses)	activities	income	distributions	period	NAV(b)(c)	market(b)(d)	Net Assets(e)	Net Assets(e)	Net Assets(e)	(000’s)	turnover(b)(f)
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)
Year Ended April 30, 2021	$22.04	0.20	10.36	10.56	(0.14)	(0.14)	$32.46	48.02%	47.19%	0.68%	0.68%	0.71%	$221,537	84%
January 16, 2020(g) through April 30, 2020	$24.86	0.01	(2.83)	(2.82)	—	—	$22.04	(11.34)%	(10.90)%	0.68%	0.68%	0.23%	$46,278	27%

(a)	Calculated using the average shares method.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover increased due to change within portfolio holdings during the year.

(g)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Notes to Financial Statements	April 30, 2021

(1) Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series. The assets of each series are segregated and a shareholder’s interest is limited to the series in which shares are held. The accompanying Financial Statements relate to Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (the “Fund”). The Fund is classified as non-diversified under the 1940 Act and is an actively-managed exchange-traded fund. The investment objective of the Fund is to seek long-term capital appreciation and preservation of capital. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies.

The Fund commenced operations on January 16, 2020.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in- kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Investment Valuations

The Fund holds investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Fund may use a pricing service, bank, or broker-dealer experienced in such matters to value the Fund’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three- tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

The following table provides the fair value measurement as of April 30, 2021.

		Total
Fund	Level 1	Investments
Day Hagan/Ned Davis Research
Smart Sector ETF
Exchange-Traded Funds	$219,893,584	$219,893,584
Total Investments	$219,893,584	$219,893,584

For the fiscal year ended April 30, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10 | Annual Shareholder Report

Notes to Financial Statements (Continued)

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

C. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

The Fund may own shares of real estate investments trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

E. Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund and Variable Insurance Trust, an open-end management investment company managed by Rational Advisors, Inc. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3)  Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management (the “Advisor”), serves as the Fund’s investment advisor pursuant to a Management Agreement. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Trust has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. The Advisor receives a fee for its services, a “Unified Fee.” The Fund pays 0.68% of the Fund’s average daily net assets, computed daily and paid monthly. Out of the Unified Fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s management fee; taxes; brokerage commissions and trading costs; interest expense (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund. The Advisor’s Unified Fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

B. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/ or marketing services with respect to the Fund. Pursuant to the Plan, the Fund may pay a 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. No 12b-1 fee is currently paid by the Fund and the Board has not approved any payments under the Plan.

Annual Shareholder Report | 11

Notes to Financial Statements (Continued)

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2021 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$121,469,100	$96,642,421

Purchases and sales of in-kind transactions for the fiscal year ended April 30, 2021 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$187,878,269	$60,543,898

(5) Capital Share Transactions

Shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in shares for the Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of the Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for the Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statement of Assets and Liabilities.

During the fiscal year ended April 30, 2021, the Fund received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fund	Fair Value
Day Hagan/Ned Davis Research Smart Sector ETF	$187,878,269

(6) Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A   tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended April 30, 2021, the Fund did not incur any interest or penalties. The tax year end for the Day Hagan/Ned Davis Research Smart Sector ETF is April 30.

As of April 30, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for the Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Day Hagan/Ned Davis Research Smart Sector ETF	$191,265,917	$28,627,667	$—	$28,627,667

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the tax year ended April 30, 2021 were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Day Hagan/Ned Davis Research Smart Sector ETF(a)	$684,487	$—	$684,487	$—	$684,487

As of April 30, 2021, the components of distributed earnings/(loss) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Distributed	Capital and	Appreciation/	Distributed
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings/(Loss)
Day Hagan/Ned Davis Research Smart Sector ETF	$178,698	$—	$178,698	$(1,835,213)	$28,627,667	$26,971,152

(a)	The Fund had no distributions paid during the tax period ended April 30, 2020.

12 | Annual Shareholder Report

Notes to Financial Statements (Continued)

Permanent Tax Differences:

As of the tax year ended April 30, 2021, the following reclassifications relating primarily to redemptions in-kind have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Total Distributable	Paid in
Fund	Earnings / (Loss)	Capital
Day Hagan/Ned Davis Research Smart Sector ETF	$(13,474,920)	$13,474,920

As of April 30, 2021, the Fund utilized capital loss carryforwards (“CLCF”) of $ 1,306,209 to offset capital gains. The Fund has a net CLCF as summarized in the table below. This CLCF is not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Day Hagan/Ned Davis Research Smart Sector ETF	$1,835,213	$—	$1,835,213

(7) Investment Risks

ETF Risk

The NAV of the Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or manmade disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Underlying Fund Risk

The ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2021, 25.84% of the Fund’s net assets were invested in Technology Select Sector SPDR Fund ETF. The financial statements of Technology Select Sector SPDR Fund ETF, including its portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

(8) Subsequent Events

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2021.

Annual Shareholder Report | 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Day Hagan/Ned Davis Research Smart Sector ETF and
Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Day Hagan/Ned Davis Research Smart Sector ETF (the “Fund”), a series of Strategy Shares, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 25, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

14 | Annual Shareholder Report

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the tax year ended April 30, 2021, the following percentages of the total ordinary income distributions paid by the Fund qualify for the distributions received deduction available to corporate shareholders.

Distributions Received
Fund	Deduction
Day Hagan/Ned Davis Research Smart Sector ETF	96.75%

For the tax year ended April 30, 2021, distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

For the tax year ended April 30, 2021, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Day Hagan/Ned Davis Research Smart Sector ETF	96.75%

Premium/Discount Information (Unaudited)

The Fund’s website at www.dhfunds.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Annual Shareholder Report | 15

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about the Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Unless otherwise noted, each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by Rational Advisors, Inc. (“Rational”), and AlphaCentric Prime Meridian Income Fund, a closed- end investment company managed by AlphaCentric Advisors, LLC, an affiliate of Rational. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund, and the TCG Financial Series Trusts I-X comprise the “Fund Complex” as of April 30, 2021.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm) since 1999; Managing member, Bear Properties, LLC (real estate firm) since 2006; Managing member, PTL Real Estate, LLC (real estate/ investment firm), 2000 – 2019.	61	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust since 2016; Lead independent Trustee and Chairman of Audit Committee, Mutual Fund Series Trust since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust since 2010; Trustee, M3Sixty Funds since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committe	Trustee and Chair of Audit, Risk and Compliance Committees since 2016 Chair of Investment Committee since November 2020	Attorney, private practice since 2011	19	Chair of the Audit and Risk and Compliance Committees and Trustee since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit Committee since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA since 2015; Governance analyst, Santander Bank, 2011 – 2015.	19	Trustee, Mutual Fund and Variable Insurance Trust since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

16 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1962	President and Chief Executive Officer	Since 2016	President, Rational Advisors, Inc. since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC since 2006; Member, AlphaCentric Advisors LLC since 2014; Managing Member, MFund Distributors LLC since 2012; Managing Member, MFund Services LLC since 2012; CEO, Catalyst Capital International, LLC since 2017; CEO, Catalyst International Advisors LLC since 2019; CEO, Insights Media LLC since 2019; CEO, MFund Management LLC since 2019. President, Cross Sound LLC. 2011 – 2016; President, USA Mutuals, Inc., 2011 – 2016.
James Szilagyi Year of Birth: 1963	Treasurer	Since 2016	Product Manager, Catalyst Capital Advisors LLC since 2015.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.
Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 2018	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016 – 2018.

*	Officers do not receive any compensation from the Trust

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 800-594-7930 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 17

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-594-7930 or at https://dhfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at https://dhfunds.com by selecting “Form N-PORT.”

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management, is the investment advisor of the Fund. Day Hagan Asset Management maintains corporate records of the Fund. Foreside Fund Services, LLC is the principal underwriter and distributor of the Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Fund’s objectives and policies, management fees, expenses and other information.

Day Hagan/Ned Davis Research

Smart Sector ETF (SSUS)

Cusip 86280R803

1-800-594-7930

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $32,250

Fiscal year ended 2020: $32,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $ -

Fiscal year ended 2020: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $6,100

Fiscal year ended 2020: $10,000

Fees for 2020 and 2021 related to the review of the registrant’s tax returns.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $ -

Fiscal year ended 2020: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.        market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.        the scope of the proposed tax service,

b.        the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and
d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer (Chairman), Tobias Caldwell and Donald McIntosh.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Jerry Szilagyi

           Jerry Szilagyi, Chief Executive Officer

Date July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jerry Szilagyi

                           Jerry Szilagyi, Chief Executive Officer

Date July 6, 2021

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date July 6, 2021